SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                   PROSPECTUS

                                 ---------------

                        NY Tax Free Money Fund Investment

Effective August 15, 2006, in anticipation of the proposed merger of Tax-Exempt New York Money Market Fund into NY Tax Free Money Fund Investment, NY Tax Free Money Fund Investment will be known as NY Tax Free Money Fund and its existing shares will be redesignated as a separate share class named Investment Class.

This change does not represent a change in the current investment strategy or policies of the fund.














               Please Retain This Supplement for Future Reference







                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group


August 11, 2006
DMF-3608